                                                                 Exhibit 10.20.1

                                                                  EXECUTION COPY



                    FIRST AMENDMENT dated as of June 30, 2000 (this
               "Amendment"), among KANSAS CITY SOUTHERN INDUSTRIES, INC.("Holdings"), THE KANSAS CITY SOUTHERN RAILWAY COMPANY (the "Borrower"), the LENDERS party hereto and THE CHASE MANHATTAN BANK, as administrative agent (in such capacity, the "Agent"), collateral agent, issuing bank and swingline lender.


          A. Reference is made to the Credit Agreement dated as of January 11, 2000 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Holdings, the Borrower, the Lenders party thereto and The Chase Manhattan Bank, as administrative agent, collateral agent, issuing bank and swingline lender. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

          B. The Borrower has requested that the Lenders amend certain provisions of the Credit Agreement. The Lenders are willing to agree to such amendments on the terms and subject to the conditions of this Amendment.

          Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1. Amendment to Article 1 of the Credit Agreement. Article I of the Credit Agreement is hereby amended (a) by adding in the proper alphabetical order a definition of "Permitted Unsecured Debt" that reads in its entirety as follows:

          "'Permitted Unsecured Debt' means any unsecured Indebtedness of Holdings or the Borrower, in an aggregate principal amount not to exceed $200,000,000 outstanding at any time, all the provisions of which (including amount, maturity, amortization, prepayment or similar requirements, interest rate, covenants and defaults) have been approved as to form and substance by the Administrative Agent, it being understood that
     (a) in no event shall the terms of such unsecured Indebtedness require any payments in respect of principal or redemptions prior to the Tranche B Maturity Date, and (b) a Subsidiary shall not Guarantee such unsecured Indebtedness unless (i) such Subsidiary also has Guaranteed the Obligations pursuant to the Guarantee Agreement, (ii) such Guarantee of such Indebtedness is unsecured and (iii) such Guarantee of such Permitted Unsecured Debt provides for the release and termination thereof, without action by any party, upon any release and termination of the Guarantee by such Subsidiary of the Obligations (other than by reason of repayment and satisfaction of all of the Obligations).",

(b) amending clause (d) of the definition of "Excess Cash Flow" to read in its entirety as follows:

          "(d) (i) Capital Expenditures for such fiscal year (except to the extent attributable to the incurrence of Capital Lease Obligations or otherwise financed by incurring long-term Indebtedness) and (ii) capital contributions, loans and guaranteed Indebtedness and sale and leaseback transactions made during such fiscal year, in each case permitted by
     Section 6.08(j); minus"; and

(c) amending clause (d) of the definition of "Prepayment Event" to read in its entirety as follows:

          "(d) the incurrence by Holdings, the Borrower or any other Subsidiary of any Permitted Unsecured Debt or any Permitted Subordinated Debt."

          SECTION 2. Amendment to Section 6.01(a)(iv) of the Credit Agreement.
Section 6.01(a)(iv) of the Credit Agreement is hereby deleted in its entirety and replaced by the following:

          "the Permitted Unsecured Debt, the Permitted Subordinated Debt and the
     note issued pursuant to the Grupo TFM Phase II Investment;".

          SECTION 3. Amendment to Section 6.01(a)(viii) of the Credit Agreement.
Section 6.01(a)(viii) of the Credit Agreement is hereby deleted in its entirety and replaced by the following:

          "(viii) other unsecured Indebtedness not expressly permitted by clauses (i) through (vii) above; provided that the sum of (A) the Indebtedness permitted by this clause (viii) and by clause (vii) above, (B) the aggregate principal amount of the outstanding Indebtedness of Holdings secured by Liens permitted by clauses (viii) and (x) of Section 6.02(a) and
     (C) the Attributable Debt in connection with all Sale and Leaseback Transactions of Holdings and the Subsidiaries permitted by clause (d) of
     Section 6.03 does not at any time exceed 5% of Consolidated Net Worth."

          SECTION 4. Amendment to Section 6.02(a)(x) of the Credit Agreement.
Section 6.02(a)(x) of the Credit Agreement is hereby deleted in its entirety and replaced by the following:

          "(x) Liens not expressly permitted by clauses (i) through (ix); provided that the sum of (A) the Indebtedness permitted by clauses (vii) and (viii) of Section 6.01(a), (B) the aggregate principal amount of the outstanding Indebtedness of Holdings secured by Liens permitted by this clause or by clause (viii) above and (C) the Attributable Debt in connection with all Sale and Leaseback Transactions of Holdings and the Subsidiaries permitted by clause (d) of Section 6.03 does not at any time exceed 5% of Consolidated Net Worth."

          SECTION 5. Amendment to Section 6.03 of the Credit Agreement. Section
6.03 of the Credit Agreement is hereby amended by (i) deleting the word "and" at the end of clause (b), (ii) inserting a new clause (c) that reads in its entirety as follows:

          "(c) Sale and Leaseback Transactions permitted by clauses (h) and (j) of Section 6.08; and"

and (iii) re-lettering existing clause (c) as clause (d).

          SECTION 6. Amendment to Section 6.07(a) of the Credit Agreement.
Section 6.07(a) of the Credit Agreement is hereby amended by inserting the following new clause after clause (C):

          "(D) clause (i) of the foregoing shall not apply to customary restrictions contained in the Permitted Unsecured Debt,"

and re-lettering existing clauses (D) and (E) as clauses (E) and (F).

          SECTION 7. Amendment to Section 6.08(h) of the Credit Agreement.
Section 6.08(h) of the Credit Agreement is hereby deleted in its entirety and replaced by the following:

          "(h) Guarantees for the benefit of, or capital contributions or loans to, or sale and leaseback transactions with, Texas Mexican Railway Company or any other domestic railway company that owns railways that are contiguous with those owned by the Borrower; provided that the aggregate amount of such capital contributions, loans and guaranteed Indebtedness and sale and leaseback transactions shall not exceed $25,000,000;".

          SECTION 8. Amendment to Section 6.08 of the Credit Agreement. Section
6.08 of the Credit Agreement is hereby amended (a) by deleting the word "and" at the end of clause (i), (b) by inserting a new clause (j) that reads in its entirety as follows:

          "(j) at any time on or after January 1, 2001, Guarantees for the benefit of, or capital contributions or loans to, or sale and leaseback transactions with, any company that is engaged in the same line of business as the Borrower or a related line of business; provided that the aggregate amount of such capital contributions, loans and guaranteed Indebtedness and sale and leaseback transactions shall not exceed $25,000,000; and"

and (c) deleting existing clause (j) and replacing it with clause (k) that reads in its entirety as follows:

          "(k) Investments not expressly permitted by clauses (a) through (j); provided that the aggregate amount all such Investments shall not at any time exceed $5,000,000."

          SECTION 9. Amendment to Section 6.15 of the Credit Agreement. Section
6.15 of the Credit Agreement is hereby amended by inserting the following new proviso at the end of such Section:

     "; provided, that the amount set forth opposite each of the periods above will be reduced by the aggregate amount of all capital contributions, loans, guaranteed Indebtedness and sale and leaseback transactions incurred pursuant to clause (j) of Section 6.08 during such period."

          SECTION 10. Amendment to Schedule 3.12 of the Credit Agreement.
Schedule 3.12 to the Credit Agreement is hereby deleted in its entirety and a new schedule 3.12, in the form of Exhibit A attached hereto, is hereby substituted in lieu thereof.

          SECTION 11. Representations, Warranties and Agreements. Each of Holdings and the Borrower hereby represents and warrants to and agrees with each Lender and the Agent that:

          (a) The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date.

          (b) Each of Holdings and the Borrower has the requisite power and authority to execute, deliver and perform its obligations under this Amendment and to perform its obligations under the Credit Agreement as amended by this Amendment.

          (c) The execution, delivery and performance by each of Holdings and the Borrower of this Amendment and the performance by each of Holdings and the Borrower of the Credit Agreement, as amended by this Amendment, (i) have been duly authorized by all requisite action and (ii) will not (A) violate (x) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of Holdings or the Borrower or any Subsidiary, (y) any order of any Governmental Authority or (z) any provision of any indenture, agreement or other instrument to which Holdings or the Borrower or any Subsidiary is a party or by which any of them or any of their property is or may be bound,
     (B) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, agreement for borrowed money or other agreement or instrument or (C) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by Holdings or the Borrower.

          (d) This Amendment has been duly executed and delivered by Holdings and the Borrower. Each of this Amendment and the Credit Agreement, as amended by this Amendment, constitutes a legal, valid and binding obligation of each of Holdings and the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and (ii) general principals of equity.

          (e) As of the Amendment Effective Date, no Event of Default or Default has occurred and is continuing.

          SECTION 12. Conditions to Effectiveness. This Amendment shall become effective on the date of the satisfaction in full of the following conditions precedent (the "Amendment Effective Date"):

          (a) The Agent shall have received duly executed counterparts hereof which, when taken together, bear the authorized signatures of Holdings, the Borrower, the Agent and the Required Lenders.

          (b) All legal matters incident to this Amendment shall be satisfactory to the Required Lenders, the Agent and Cravath, Swaine & Moore, counsel for the Agent.

          (c) The Agent shall have received such other documents, instruments and certificates as it or its counsel shall reasonably request.

          SECTION 13. Credit Agreement. Except as specifically stated herein, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof. As used therein, the terms "Agreement", "herein", "hereunder", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Loan Agreement as modified hereby.

          SECTION 14. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          SECTION 15. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 16. Expenses. The Borrower agrees to reimburse the Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Agent.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.



                                   KANSAS CITY SOUTHERN INDUSTRIES, INC.,

                                         by
                                            /s/ M. R. Haverty
                                            ------------------------------
                                            Name: Michael R. Haverty
                                            Title: Executive Vice-President


                                   THE KANSAS CITY SOUTHERN RAILWAY
                                   COMPANY,

                                         by
                                            /s/ M. R. Haverty
                                            ------------------------------
                                            Name: Michael R. Haverty
                                            Title: President & CEO


                                   THE CHASE MANHATTAN BANK, individually and as Administrative Agent, Issuing Bank and Swingline Lender,

                                         by
                                            /s/
                                            ------------------------------
                                            Name:
                                            Title: Vice President


                                   ABN AMRO BANK N.V.,

                                         by
                                            /s/ David J. Thomas
                                            ------------------------------
                                            Name: David J. Thomas
                                            Title: Group Vice President

                                         by
                                            /s/ Jonathan F. Chiarieri
                                            ------------------------------
                                            Name: Jonathan F. Chiarieri
                                            Title: Corporate Banking Officer


                                   AG CAPITAL FUNDING PARTNERS, L.P.,
                                   By: Angelo, Gordon & Co., L.P.,
                                   as Investment Advisor,

                                         by

                                            ------------------------------
                                            Name:
                                            Title:

                                   AMMC CDO I, LIMITED,
                                   By: American Money Management Corp.
                                   as Collateral Manager,

                                         by
                                            /s/ David P. Meyer
                                            ------------------------------
                                            Name: David P. Meyer
                                            Title: Vice President


                                   AERIES FINANCE-II LIMITED,
                                   By: Invesco Senior Secured Management, Inc.,
                                   as Sub-Managing Agent,

                                         by
                                            /s/ Gregory Stoeckle
                                            ------------------------------
                                            Name: Gregory Stoeckle
                                            Title: Authorized Signatory


                                   AIMCO CDO, SERIES 2000-A CORP.,

                                         by

                                            ------------------------------
                                            Name:
                                            Title:

                                         by

                                            ------------------------------
                                            Name:
                                            Title:


                                   ALLSTATE LIFE INSURANCE COMPANY,

                                         by

                                            ------------------------------
                                            Name:
                                            Title:

                                         by

                                            ------------------------------
                                            Name:
                                            Title:

                                   AMERICAN SKANDIA/PIMCO LTD MATURITY
                                   BOND PORTFOLIO,
                                   By: Pacific Investment Management Company
                                   LLC, as its Investment Advisor, acting
                                   through PNC Bank in the Nominee Name of
                                   Barnett & Co.,

                                         by

                                            ------------------------------
                                            Name:
                                            Title:

                                   ARCHIMEDES FUNDING II, LTD.,
                                   By: ING Capital Advisors LLC, as Collateral
                                   Manager,

                                         by

                                            ------------------------------
                                            Name:
                                            Title:


                                   ARCHIMEDES FUNDING III, LTD.,
                                   By: ING Capital Advisors LLC, as Collateral
                                   Manager,

                                         by

                                            ------------------------------
                                            Name:
                                            Title:


                                   AVALON CAPITAL LTD.
                                   By: Invesco Senior Secured Management, Inc.,
                                   as Portfolio Advisor,

                                         by
                                            /s/ Gregory Stoeckle
                                            ------------------------------
                                            Name: Gregory Stoeckle
                                            Title: Authorized Signature


                                   THE BANK OF NEW YORK,

                                         by
                                            /s/ John-Paul Marotta
                                            ------------------------------
                                            Name: John-Paul Marotta
                                            Title: Vice President

                                   THE BANK OF NOVA SCOTIA,

                                         by
                                            /s/ F.C.H. Ashby
                                            ------------------------------
                                            Name: F.C.H. Ashby
                                            Title: Senior Manager
                                                   Loan Operations


                                   BANK OF TOKYO-MITSUBISHI TRUST
                                   COMPANY,

                                         by
                                            /s/ Joseph P. DeVoe
                                            ------------------------------
                                            Name: Joseph P. DeVoe
                                            Title: Vice President


                                   BANK ONE, N.A. (MAIN OFFICE CHICAGO),

                                         by
                                            /s/ Aaron S. Lanski
                                            ------------------------------
                                            Name: Aaron S. Lanski
                                            Title: Assistant Vice President


                                   BANQUE WORMS CAPITAL CORPORATION,

                                         by
                                            /s/ Michele Fleming
                                            ------------------------------
                                            Name: Michele Fleming
                                            Title: VP & General Counsel

                                         by
                                            /s/ A.E. Bodin
                                            ------------------------------
                                            Name: A.E. Bodin
                                            Title: Analyst

                                   PROMETHEUS INVESTMENT FUNDING NO. 1
                                   LTD., CPF Asset Advisory, L.P., as Investment Manager,

                                         by
                                            /s/ Timothy L. Harrod
                                            ------------------------------
                                            Name: Timothy L. Harrod
                                            Title: Director

                                         by
                                            /s/ Steven Simons
                                            ------------------------------
                                            Name: Steven Simons
                                            Title: Associate Director

                                   CAPTIVA III FINANCE LTD.,
                                   as advised by Pacific Investment Management
                                   Company LLC,

                                         by

                                            ------------------------------
                                            Name:
                                            Title:


                                   CAPTIVA IV FINANCE LTD.,
                                   as advised by Pacific Investment Management
                                   Company LLC,

                                         by

                                            ------------------------------
                                            Name:
                                            Title:


                                   CARLYLE HIGH YIELD PARTNERS, L.P.,

                                         by

                                            ------------------------------
                                            Name:
                                            Title:


                                   CARLYLE HIGH YIELD PARTNERS II, LTD.,

                                         by

                                            ------------------------------
                                            Name:
                                            Title:


                                   CATALINA CDO LTD.
                                   By: Pacific Investment Management Company
                                   LLC, as its investment advisor,

                                         by

                                            ------------------------------
                                            Name:
                                            Title:

                                   CERES II FINANCE LIMITED,
                                   By: Invesco Senior Secured Management, Inc.,
                                   as Sub-Managing Agent (Financial),

                                         by
                                            /s/ Gregory Stoeckle
                                            ------------------------------
                                            Name: Gregory Stoeckle
                                            Title: Authorized Signatory


                                   THE CIT GROUP,

                                         by
                                            /s/ Nicki Reid
                                            ------------------------------
                                            Name: Nicki Reid
                                            Title: Senior Credit Analyst


                                   CREDIT SUISSE FIRST BOSTON,

                                         by
                                            /s/ Kristin Lepri
                                            ------------------------------
                                            Name: Kristin Lepri
                                            Title: Associate


                                         by
                                            /s/ Bill O'Daly
                                            ------------------------------
                                            Name: Bill O'Daly
                                            Title: Vice President

                                   NORTH AMERICAN SENIOR FLOATING RATE
                                   FUND
                                   By: CypressTree Investment Management
                                   Company, Inc. as Portfolio Manager,

                                         by
                                            /s/ Jeffrey W. Heuer
                                            ------------------------------
                                            Name: Jeffrey W. Heuer
                                            Title: Principal


                                   CYPRESSTREE SENIOR FLOATING RATE FUND,
                                   By: CypressTree Investment Management
                                   Company, Inc. as Portfolio Manager,

                                         by
                                            /s/ Jeffrey W. Heuer
                                            ------------------------------
                                            Name: Jeffrey W. Heuer
                                            Title: Principal

                                   CYPRESSTREE INVESTMENT PARTNERS I, LTD.,
                                   By: CypressTree Investment Management
                                   Company, Inc., as Portfolio Manager,

                                         by
                                            /s/ Jeffrey W. Heuer
                                            ------------------------------
                                            Name: Jeffrey W. Heuer
                                            Title: Principal


                                   CYPRESSTREE INVESTMENT PARTNERS II,
                                   LTD.,
                                   By: CypressTree Investment Management
                                   Company, Inc., as Portfolio Manager,

                                         by
                                            /s/ Jeffrey W. Heuer
                                            ------------------------------
                                            Name: Jeffrey W. Heuer
                                            Title: Principal


                                   CYPRESSTREE INVESTMENT FUND, LLC
                                   By: CypressTree Investment Management
                                   Company, Inc., its Managing Member

                                         by
                                            /s/ Jeffrey W. Heuer
                                            ------------------------------
                                            Name: Jeffrey W. Heuer
                                            Title: Principal


                                   DELANO COMPANY,
                                   By: Pacific Investment Management Company
                                   LLC, as its investment advisor,

                                         by

                                            ------------------------------
                                            Name:
                                            Title:


                                   DIAMOND LEASE (USA), INC.,

                                         by
                                            /s/ Jeffrey H. Fishman
                                            ------------------------------
                                            Name: Jeffrey H. Fishman
                                            Title: VP, Credit Administration

                                   ELC (CAYMAN) LTD.,

                                         by
                                            /s/ Russell D. Morrison
                                            ------------------------------
                                            Name: Russell D. Morrison
                                            Title: Vice President


                                   ELC (CAYMAN) LTD. 1999-III,

                                         by
                                            /s/ Russell D. Morrison
                                            ------------------------------
                                            Name: Russell D. Morrison
                                            Title: Vice President


                                   ELT LTD.,

                                         by

                                            ------------------------------
                                            Name:
                                            Title:


                                   EATON VANCE INSTITUTIONAL SENIOR LOAN
                                   FUND,
                                   By: Eaton Vance Management, as Investment
                                   Advisor,

                                         by

                                            ------------------------------
                                            Name:
                                            Title:


                                   EATON VANCE SENIOR INCOME TRUST,
                                   By: Eaton Vance Management, as Investment
                                   Advisor,

                                         by

                                            ------------------------------
                                            Name:
                                            Title:


                                   FIRST DOMINION FUNDING I,

                                         by

                                            ------------------------------
                                            Name:
                                            Title:

                                 FIRST DOMINION FUNDING II,

                                     by

                                        --------------------------------
                                        Name:
                                        Title:


                                 FIRST UNION NATIONAL BANK,

                                     by
                                        /s/ Beverly J. Coller
                                        --------------------------------
                                        Name: Beverly J. Coller
                                        Title: SVP


                                 FIRSTAR BANK, N.A.,

                                     by
                                        /s/ Barry P. Sullivan
                                        --------------------------------
                                        Name: Barry P. Sullivan
                                        Title: Vice President


                                 FLEET NATIONAL BANK,

                                     by
                                        /s/ Michael J. Blake
                                        --------------------------------
                                        Name: Michael J. Blake
                                        Title:


                                 FRANKLIN FLOATING RATE MASTER SERIES,

                                     by

                                        --------------------------------
                                        Name:
                                        Title:


                                 FRANKLIN FLOATING RATE TRUST,

                                     by

                                        --------------------------------
                                        Name:
                                        Title:

                         THE FUJI BANK, LIMITED,

                              by
                                 /s/ James Fayen
                                ---------------------------------
                                Name:  James Fayen
                                Title:  Senior Vice President & Senior
                                        Team Leader


                         GALAXY CLO 1999-1 LTD.,
                         By: SAI Investment Advisor, Inc. Its Collateral
                         Manager

                              by
                                ---------------------------------
                                Name:
                                Title:


                         GENERAL ELECTRIC CAPITAL CORPORATION,

                              by
                                 /s/ R.T. Sturgeon
                                ---------------------------------
                                Name:  R.T. Sturgeon
                                Title:  Manager-Operations


                         HARCH CLO I LIMITED,

                              by
                                 /s/ Michael E. Lewitt
                                ---------------------------------
                                Name:  Michael E. Lewitt
                                Title:  Authorized Signatory


                         HARRIS TRUST AND SAVINGS BANK,

                              by
                                 /s/ Len E. Meyer
                                ---------------------------------
                                Name:  Len E. Meyer
                                Title:  Vice President


                         ING HIGH INCOME PRINCIPAL PRESERVATION
                         FUND HOLDINGS, LDC,
                         By: ING Capital Advisors LLC, as Investment Advisor,

                              by
                                ---------------------------------
                                Name:
                                Title:

                                       INTERNATIONAL COMMERCIAL BANK OF
                                       CHINA CHICAGO BRANCH,

                                          by
                                              ------------------------------
                                              Name:
                                              Title:


                                       KEMPER FLOATING RATE FUND,

                                          by
                                              /s/ Kelly D. Babson
                                              ------------------------------
                                              Name:  Kelly D. Babson
                                              Title:  Managing Director


                                       KZH CYPRESSTREE-1 LLC,

                                          by
                                              /s/ Peter Chin
                                              ------------------------------
                                              Name:  Peter Chin
                                              Title:  Authorized Agent


                                       KZH ING-1 LLC,

                                          by
                                              ------------------------------
                                              Name:
                                              Title:


                                       KZH ING-2 LLC,

                                          by
                                              ------------------------------
                                              Name:
                                              Title:


                                       KZH ING-3 LLC,

                                          by
                                              /s/ Peter Chin
                                              ------------------------------
                                              Name:  Peter Chin
                                              Title:  Authorized Agent

                           KZH LANGDALE LLC,

                                  by
                                     /s/ Peter Chin
                                     ---------------------------
                                     Name:  Peter Chin
                                     Title:  Authorized Agent


                           KZH RIVERSIDE LLC,

                                  by
                                     /s/ Peter Chin
                                     ---------------------------
                                     Name:  Peter Chin
                                     Title:  Authorized Agent


                           KZH SOLEIL-2 LLC,

                                  by
                                     /s/ Peter Chin
                                     ---------------------------
                                     Name:  Peter Chin
                                     Title:  Authorized Agent


                           KZH STERLING LLC,

                                  by
                                     /s/ Peter Chin
                                     ---------------------------
                                     Name:  Peter Chin
                                     Title:  Authorized Agent


                           KZH WATERSIDE LLC,

                                  by
                                     /s/ Peter Chin
                                     ---------------------------
                                     Name:  Peter Chin
                                     Title:  Authorized Agent


                           LONGHORN CDO (CAYMAN) LTD.,
                           By: Merrill Lynch Asset Management L.P., as Attorney In Fact,

                                  by
                                     ---------------------------
                                     Name:
                                     Title:

                             LUCENT TECHNOLOGIES INC. MASTER
                             PENSION TRUST,
                             By: Pacific Investment Management Company LLC, as its Investment Advisor, acting through The Northern Trust Company in the Nominee Name of How & Co.,

                                  by
                                     ---------------------------
                                     Name:
                                     Title:


                             ML CBO IV (CAYMAN) LTD.,
                             By: Highland Capital Management, L.P. as Collateral Manager,

                                  by
                                     ---------------------------
                                     Name:
                                     Title:


                             ML CLO XV PILGRIM AMERICA (CAYMAN)
                             LTD.,
                             By: Pilgrim Investments, Inc. as its investment manager,

                                  by
                                     ---------------------------
                                     Name:
                                     Title:


                             ML CLO XX PILGRIM AMERICA (CAYMAN)
                             LTD.,
                             By: Pilgrim Investments, Inc. as its investment manager,

                                  by
                                     -----------------------------
                                     Name:
                                     Title:


                             MAPLEWOOD (CAYMAN) LIMITED,
                             By: Massachusetts Mutual Life Insurance Company, as Investment Manager

                                  by
                                     /s/ Steven J. Katz
                                     -----------------------------
                                     Name:  Steven J. Katz
                                     Title:  Second Vice President and
                                             Associate General Counsel

                                   MASSACHUSETTS MUTUAL LIFE INSURANCE
                                   COMPANY,

                                         by
                                            /s/ Steven J. Katz
                                            ------------------------------
                                            Title:  Second Vice President and
                                                    Associate General Counsel


                                   MERRILL LYNCH GLOBAL INVESTMENT SERIES:
                                   INCOME STRATEGIES PORTFOLIO,
                                   By: Merrill Lynch Asset Management, L.P.,
                                   as Investment Advisor,

                                         by

                                            ------------------------------
                                            Name:
                                            Title:


                                   MERRILL LYNCH SENIOR FLOATING RATE
                                   FUND, INC.,

                                         by

                                            ------------------------------
                                            Name:
                                            Title:


                                   MERRILL LYNCH SENIOR FLOATING RATE
                                   FUND II, INC.,

                                         by

                                            ------------------------------
                                            Name:
                                            Title:


                                   MERRILL LYNCH, PIERCE, FENNER & SMITH
                                   INCORPORATED,

                                         by

                                            ------------------------------
                                            Name:
                                            Title:


                                   METROPOLITAN LIFE INSURANCE COMPANY,

                                         by

                                            ------------------------------
                                            Name:
                                            Title:

                                   MONUMENT CAPITAL LTD.,
                                   By: Alliance Capital Management L.P., as
                                   Investment Manager,
                                   By: Alliance Capital Management Corporation,
                                   as General Partner,

                                         by

                                            ------------------------------
                                            Name:
                                            Title:


                                   MOUNTAIN CAPITAL CLO I, LTD.,

                                         by

                                            ------------------------------
                                            Name:
                                            Title:


                                   NEW YORK LIFE INSURANCE COMPANY,

                                         by

                                            ------------------------------
                                            Name:
                                            Title:



                                   NORTH AMERICAN SENIOR FLOATING RATE FUND
                                   By: CypressTree Investment Management
                                   Company, Inc. as Portfolio Manager,

                                         by

                                            ------------------------------
                                            Name:
                                            Title:



                                   NORTHWOODS CAPITAL, LIMITED,
                                   By: Angelo, Gordon & Co., L.P., as
                                   Collateral Manager,

                                         by

                                            ------------------------------
                                            Name:
                                            Title:

                                   NUVEEN FLOATING RATE FUND,
                                   By: Nuveen Senior Loan Asset Management Inc.,

                                         by
                                            /s/ Lisa M. Mincheski
                                            ------------------------------
                                            Name:  Lisa M. Mincheski
                                            Title:  Managing Director


                                   NUVEEN SENIOR INCOME FUND,
                                   By: Nuveen Senior Loan Asset Management Inc.,

                                         by
                                            /s/ Lisa M. Mincheski
                                            ------------------------------
                                            Name:  Lisa M. Mincheski
                                            Title:  Managing Director


                                   OAK HILL SECURITIES FUND, L.P.,
                                   By: Oak Hill Securities GenPar, L.P., its
                                   General Partner
                                   By: Oak Hill Securities MGP, Inc.
                                   its General Partner,

                                         by
                                            /s/ Scott D. Krase
                                            ------------------------------
                                            Name:  Scott D. Krase
                                            Title:  Vice President


                                   OAK HILL SECURITIES FUND II, L.P.,
                                   By: Oak Hill Securities GenPar II, L.P.,
                                   its General Partner
                                   By: Oak Hill Securities MGP II, Inc.
                                   its General Partner

                                         by
                                            /s/ Scott D. Krase
                                            ------------------------------
                                            Name:  Scott D. Krase
                                            Title:  Vice President


                                   OCTAGON INVESTMENT PARTNERS II, LLC,
                                   By: Octagon Credit Investors, LLC
                                   as sub-investment manager,

                                         by

                                            ------------------------------
                                            Name:
                                            Title:

                                   OCTAGON INVESTMENT PARTNERS III, LTD.,
                                   By: Octagon Credit Investors, LLC
                                   as Portfolio Manager

                                         by

                                            ------------------------------
                                            Name:
                                            Title:


                                   OLYMPIC FUNDING TRUST, SERIES 1999-1,

                                         by

                                            ------------------------------
                                            Name:
                                            Title:



                                   OPPENHEIMER SENIOR FLOATING RATE FUND,

                                         by

                                            ------------------------------
                                            Name:
                                            Title:



                                   OSPREY INVESTMENTS PORTFOLIO,
                                   By: Citibank, N.A., as advisor,

                                         by

                                            ------------------------------
                                            Name:
                                            Title:



                                   OXFORD STRATEGIC INCOME FUND,
                                   By: Eaton Vance Management, as Investment
                                   Advisor,

                                         by

                                            ------------------------------
                                            Name:
                                            Title:

                                   PIMCO MODERATE DURATION FUND,
                                   By: Pacific Investment Management Company
                                   LLC, as its Investment Advisor, acting
                                   through Investors Fiduciary Trust Company
                                   in the Nominee Name of IFTCO.,

                                         by
                                            -----------------------
                                            Name:
                                            Title:


                                   PINEHURST TRADING, INC.,

                                         by
                                            /s/ Ashley R. Hamilton
                                            -----------------------
                                            Name:  Ashley R. Hamilton
                                            Title: Assistant Vice President


                                   PRINCIPAL LIFE INSURANCE COMPANY
                                   By: Principal Capital Management, LLC, a
                                   Delaware limited liability company, its
                                   authorized signatory,

                                         by
                                            /s/ Jon C. Heny
                                            -----------------------
                                            Name:  Jon C. Heny
                                            Title: Counsel

                                         by
                                            /s/ Sara R. Netolicky
                                            -----------------------
                                            Name:  Sara R. Netolicky
                                            Title: Counsel


                                   Solely in its capacity as Trustee for the REGENTS OF THE UNIVERSITY OF MICHIGAN
                                   (as directed by Pacific Investment
                                   Management Company LLC), and not in its
                                   individual capacity, acting through Mellon
                                   Bank in the Nominee Name of BOST & CO,

                                         by
                                            -----------------------
                                            Name:
                                            Title:

                                   ROYALTON COMPANY,
                                   By: Pacific Investment Mangement
                                   Company LLC, as its investment advisor,

                                         by
                                            -----------------------
                                            Name:
                                            Title:


                                   SEQUILS-PILGRIM I, LTD.,
                                   By: Pilgrim Investments, Inc. as its
                                   investment manager,

                                         by
                                            -----------------------
                                            Name:
                                            Title:



                                   SEQUILS-ING I (HBDGM), LTD.,
                                   By: ING Capital Advisors LLC, as Collateral
                                   Manager and Authorized Signatory,

                                         by
                                            -----------------------
                                            Name:
                                            Title:



                                   SENIOR DEBT PORTFOLIO
                                   By: Boston Management and Research, as
                                   Investment Advisor,

                                         by
                                            -----------------------
                                            Name:
                                            Title:



                                   SIAM COMMERCIAL BANK PCL, NEW YORK AGENCY,

                                         by
                                            -----------------------
                                            Name:
                                            Title:


                                         by
                                            -----------------------
                                            Name:
                                            Title:

                                   SIMSBURY CLO, LIMITED,
                                   By: Massachusetts Mutual Life Insurance
                                   Company, as Collateral Manager,

                                         by
                                            /s/ Steven J. Katz
                                            -------------------
                                            Name:  Steven J. Katz
                                            Title: Second Vice President and
                                                   Associate General Counsel


                                   STEIN ROE ADVISOR FLOATING RATE ADVANTAGE
                                   FUND,
                                   By: Stein Roe & Farnham Incorporated, as
                                   Advisor,

                                         by
                                            /s/ James R. Fellows
                                            ---------------------
                                            Name:  James R. Fellows
                                            Title: Sr. Vice President &
                                                   Portfolio Manager


                                   STEIN ROE FLOATING RATE LIMITED LIABILITY
                                   COMPANY,

                                         by
                                            /s/ James R. Fellows
                                            ---------------------
                                            Name:  James R. Fellows
                                            Title: Sr. Vice President


                                   STRATEGIC MANAGED LOAN PORTFOLIO,
                                   By: Citibank, N.A., as Manager,

                                         by
                                            ---------------------
                                            Name:
                                            Title:


                                   TEXTRON FINANCIAL CORPORATION,

                                         by
                                            /s/ Stuart Schulman
                                            --------------------
                                            Name:  Stuart Schulman
                                            Title: Managing Director

                                   THE TRAVELERS INSURANCE COMPANY,

                                         by
                                            /s/ A. William Carnduff
                                            ------------------------
                                            Name:  A. William Carnduff
                                            Title:   Second Vice President


                                   TRAVELERS CORPORATE LOAN FUND INC.
                                   By: Travelers Asset Management International
                                   Corporation,

                                         by
                                            /s/ A. William Carnduff
                                            ------------------------
                                            Name:  A. William Carnduff
                                            Title:   Second Vice President


                                   TRITON CDO IV, LIMITED,
                                   By: Invesco Senior Secured Management, Inc.,
                                   as Investment Advisor,

                                         by
                                            /s/ Gregory Stoeckle
                                            ---------------------
                                            Name:  Gregory Stoeckle
                                            Title:  Authorized Signature


                                   UMB BANK, N.A.,

                                         by
                                            /s/ Terry Dierks
                                            -----------------
                                            Name:  Terry Dierks
                                            Title:  Senior Vice President


                                   VAN KAMPEN CLO I, LIMITED,
                                   By: Van Kampen Management Inc., as
                                   Collateral Manager,

                                         by
                                            /s/ Darvin D. Pierce
                                            ---------------------
                                            Name:  Darvin D. Pierce
                                            Title:  Vice President


                                   VAN KAMPEN CLO II, LIMITED,
                                   By: Van Kampen Management Inc., as
                                   Collateral Manager,

                                         by
                                            /s/ Darvin D. Pierce
                                            ---------------------
                                            Name:  Darvin D. Pierce
                                            Title:  Vice President

                                   VAN KAMPEN SENIOR INCOME TRUST,
                                   By: Van Kampen Investment Advisory Corp.,

                                         by
                                            /s/ Darvin D. Pierce
                                            ---------------------
                                            Name:  Darvin D. Pierce
                                            Title:  Vice President


                                   WINGED FOOT FUNDING TRUST,


                                            /s/ Ashley R. Hamilton
                                            -----------------------
                                            Name:  Ashley R. Hamilton
                                            Title:  Authorized Agent

Acknowledged:


KANSAS CITY SOUTHERN INDUSTRIES, INC.,

by
   /s/ M. R. Haverty
   -------------------------------
   Name:  Michael R. Haverty
   Title: Executive Vice President


CAYMEX TRANSPORTATION, INC.,

by
   /s/ J.M. Nadlman
   -------------------------------
   Name:  Jay M. Nadlman
   Title: Vice President


GATEWAY EASTERN RAILWAY COMPANY,

by
   /s/ M. R. Haverty
   -------------------------------
   Name:  Michael R. Haverty
   Title: President


GATEWAY WESTERN RAILWAY COMPANY,

by
   /s/ Gerald K. Davies
   -------------------------------
   Name:  Gerald K. Davies
   Title: President


GLOBAL TERMINALING SERVICES, INC.

by
   /s/ M. R. Haverty
   -------------------------------
   Name:  Michael R. Haverty
   Title: President


KCS TRANSPORTATION COMPANY,

by
   /s/ M. R. Haverty
   -------------------------------
   Name:  Michael R. Haverty
   Title: President

KANSAS CITY SOUTHERN LINES, INC.,

by
   /s/ M. R. Haverty
   -------------------------------
   Name:  Michael R. Haverty
   Title: President


SCC HOLDINGS, INC.,

by
   /s/ M. R. Haverty
   -------------------------------
   Name:  Michael R. Haverty
   Title: President


MID-SOUTH MICROWAVE, INC.,

by
   /s/ M. R. Haverty
   -------------------------------
   Name:  Michael R. Haverty
   Title: President


RICE-CARDEN CORPORATION,

by
   /s/ M. R. Haverty
   -------------------------------
   Name:  Michael R. Haverty
   Title: President


SOUTHERN DEVELOPMENT COMPANY,

by
   /s/ M. R. Haverty
   -------------------------------
   Name:  Michael R. Haverty
   Title: President


SOUTHERN INDUSTRIAL SERVICES, INC.,

by
   /s/ M. R. Haverty
   -------------------------------
   Name:  Michael R. Haverty
   Title: President

TRANS-SERVE, INC.,

by
   /s/ A.W. Rees
   -------------------------------
   Name:  Albert W. Rees
   Title: President


VEALS, INC.,

by
   /s/ M. R. Haverty
   -------------------------------
   Name:  Michael R. Haverty
   Title: President


THE KANSAS CITY NORTHERN RAILWAY,

by
   /s/ M. R. Haverty
   -------------------------------
   Name:  Michael R. Haverty
   Title: President

                                                            Schedule 3.12 to the
                                                                Credit Agreement

                                 SUBSIDIARIES
                                 ------------

                                                     Percentage of   State or other Jurisdiction of
            Transportation Subsidiaries                Ownership     Incorporation or Organization
            ---------------------------              -------------   ------------------------------
Canama Transportation, Inc. (1)                           100                Cayman Islands

Caymex Transportation, Inc. (2)*(Z)                       100               Cayman Islands,
                                                                        domesticated in Delaware

Gateway Eastern Railway Company (3)*(Z)                   100                   Illinois

Gateway Western Railway Company (4)*(Z)                   100                   Illinois

Global Terminaling Services, Inc. (5)*                    100                   Delaware

Kansas City Southern Lines, Inc. (6)*(Z)                  100                   Delaware

KCS Transportation Company (2)*                           100                   Delaware

Mid-South Microwave, Inc. (2)*                            100                   Delaware

NAFTA Rail, S.A. de C.V. (1)                              100                    Mexico

SCC Holdings, Inc. (2)*                                   100                   Delaware

North American Freight Transportation                     100                   Delaware
Alliance Rail Corporation (7)

Port Arthur Bulk Marine Terminal Co. (8)                   80                 Partnership

Rice-Carden Corporation (2)*                              100                   Missouri

Southern Development Company (2)*                         100                   Missouri

                                                    Percentage of       State or other Jurisdiction of
        Transportation Subsidiaries                   Ownership          Incorporation or Organization
        ---------------------------                 -------------       ------------------------------

Southern Industrial Services, Inc. (7)*                 100                         Delaware
The Kansas City Northern Railway Company (2)*           100                         Delaware
The Kansas City Southern Railway Company (7)*(Z)        100                         Missouri
Trans-Serve, Inc. (5)*                                  100                         Delaware
TransFin Insurance, Ltd. (7)                            100                          Vermont
Veals, Inc. (7)*                                        100                         Delaware
Wyandotte Garage Corporation (7)                         80                         Missouri



          Financial Asset                           Percentage of       State or Other Jurisdiction of
       Management Subsidiaries                        Ownership          Incorporation or Organization
       -----------------------                      -------------       ------------------------------
Berger LLC (9)                                           80                         Delaware
Berger Distributors, Inc. (10)                          100                         Delaware
DST Systems, Inc. (9)                                    32                         Delaware
Stilwell Financial, Inc. (6)                            100                         Delaware
FAM UK Limited (11)                                     100                      United Kingdom
Stilwell Management, Inc. (11)                          100                         Delaware

             Financial Asset                        Percentage of       State or Other Jurisdiction of
         Management Subsidiaries                      Ownership          Incorporation or Organization
         -----------------------                      ---------          -----------------------------
Fillmore Agency, Inc. (11)                              100                         Colorado
Fountain Investments, Inc. (11)                         100                         Missouri
Fountain Investments UK (11)                            100                      United Kingdom
Janus Capital Corporation (11)                           82                         Colorado
Janus Capital International Ltd. (12)                   100                         Colorado
Janus Distributors, Inc. (12)                           100                         Colorado
Janus Service Corp. (12)                                100                         Colorado
Joseph Nelson Limited (13)                              100                      United Kingdom
Nelson Investment Planning Limited (13)                 100                      United Kingdom
Nelson Investment Management Limited (13)               100                      United Kingdom
Nelson Money Managers plc (15)                           80                      United Kingdom
PVI, Inc. (11)                                          100                         Delaware
Taproot Limited (13)                                    100                      United Kingdom


(1)  Subsidiary of Caymex Transportation, Inc.
(2)  Subsidiary of The Kansas City Southern Railway Company
(3)  Subsidiary of Gateway Western Railway Company
(4)  Subsidiary of KCS Transportation Company
(5)  Subsidiary of Southern Industrial Services, Inc.
(6)  Subsidiary of Kansas City Southern Industries, Inc.
(7)  Subsidiary of Kansas City Southern Lines, Inc.

(8)   Subsidiary of Rice-Carden Corporation
(9)   Subsidiary of Stilwell Management, Inc.
(10)  Subsidiary of Berger LLC
(11)  Subsidiary of Stilwell Financial, Inc.
(12)  Subsidiary of Janus Capital Corporation
(13)  Subsidiary of Nelson Money Managers plc
(14)  Subsidiary of Joseph Nelson Limited
(15)  Subsidiary of FAM UK Limited

*     Indicates those parties which are Loan Parties.
(Z) Indicates those Subsidiaries which are Significant Subsidiaries other than Stilwell and its subsidiaries.